Goodwill - Schedule of values assigned to the key assumptions represent management assessment of future trends in the relevant industries and have been based on historical data from both internal and external sources (Details)
	12 Months Ended
	Dec. 31, 2021	Jan. 03, 2021	Dec. 31, 2019
Schedule of values assigned to the key assumptions represent management's assessment of future trends in the relevant industries and have been based on historical data from both internal and external sources [Abstract]
Discount rate	12.80%	11.20%	12.40%
Terminal Value Growth Rate	3.00%	3.00%	3.00%
Budgeted EBITDA Growth Rate	30.00%	38.00%	14.00%